Rule 497(d)

                                      FT 839

                Supplement to the Prospectus dated April 15, 2004

         Notwithstanding anything to the contrary in the Prospectus, the maximum sales charge will be reduced by 1/2 of 1% on each subsequent September 30, commencing September 30, 2005, to a minimum of 3.00%.

October 7, 2004